Exhibit 99.1
Energy Vault Announces Contract with Consumers Energy for 75 MW/300 MWh Battery Energy Storage Projects in Michigan
Energy Vault awarded project by Michigan’s largest energy provider to supply two battery energy storage systems (BESS), totaling 75 MW/300 MWh, in Iosco and Bay Counties
Battery deliveries expected to commence in Q4 2025 enabling construction to begin in Q1 2026, with commercial operation expected by Q4 2026
Commercial agreement executed earlier this year marks Energy Vault’s expansion into the Eastern U.S. utility market through a partnership with a leading Midwest public utility.
WESTLAKE VILLAGE, Calif. & JACKSON, Mich. – August 5, 2025 – Energy Vault (NYSE: NRGV) ("Energy Vault" or the “Company”), a global leader in sustainable energy storage solutions, today announced an agreement with Consumers Energy, Michigan’s largest energy provider, for the supply of two battery energy storage systems (BESS), totaling 75 MW/300 MWh. The BESS deployments will be located in Iosco and Bay Counties, with battery deliveries expected to commence in Q4 2025, construction expected to begin in Q1 2026 and commercial operation expected by Q4 2026.
The 45 MW/180 MWh Weadock BESS will be located at the site of the now-retired John C. Weadock Power Plant in Hampton Township, while the 30 MW/120 MWh Iosco County BESS will be located in Oscoda Township. Local permitting efforts are actively underway in coordination with township officials to support project development. Both BESS deployments will be charged and discharged on a daily basis and designed to dispatch stored renewable energy at peak consumption hours to help meet Michigan’s energy demand.
“As the energy transition accelerates, utilities like Consumers Energy are stepping up to ensure grid reliability while integrating more renewable energy. We are proud to partner with Michigan’s largest energy provider on these critical projects, which will not only help meet peak demand with energy but also exemplify how advanced storage technologies can support grid resilience at scale,” said Marco Terruzzin Chief Revenue Officer, Energy Vault. “This contract marks Energy Vault’s continued expansion across the US with a leading Midwest utility partner committed to delivering sustainable energy at scale—and it lays the foundation for a long-term strategic partnership focused on enabling a more resilient and sustainable energy future for Michigan and beyond.”
“Battery storage will continue to play a larger role as Consumers Energy meets Michigan’s growing energy needs. We’re excited to collaborate with Energy Vault to bring these two projects to life in the communities we serve,” said Sri Maddipati, Consumers Energy’s president of electric supply.
The BESS deployments will be developed under Energy Vault’s B-VAULT™ suite of fully integrated battery energy storage solutions, and will leverage Energy Vault’s proprietary X-Vault integration platform and Vault-OS Energy Management System to control, manage and optimize the BESS operations, allowing for superior energy management capabilities. Energy Vault’s innovative system architecture provides customer optionality with both battery and inverter suppliers, while unique AC-coupled and DC-coupled configurations provide the drop-in flexibility needed for any project.
Today’s announcement marks an advancement of Energy Vault’s growing commercial footprint in the global battery energy storage market, with the Company’s B-VAULT portfolio consisting of more than 2GWh in total projects either deployed or currently in development to date.

About Energy Vault
Energy Vault® develops, deploys and operates utility-scale energy storage solutions designed to transform the world's approach to sustainable energy storage. The Company's comprehensive offerings include proprietary battery, gravity and green hydrogen energy storage technologies supporting a variety of customer use cases delivering safe and reliable energy system dispatching and optimization. Each storage solution is supported by the Company’s technology-agnostic energy management system software and integration platform. Unique to the industry, Energy Vault’s innovative technology portfolio delivers customized short, long and multi-day/ultra-long duration energy storage solutions to help utilities, independent power producers, and large industrial energy users significantly reduce levelized energy costs while maintaining power reliability. Since 2024, Energy Vault has executed an “Own & Operate” asset management strategy developed to generate predictable, recurring and high margin tolling revenue streams, positioning the Company for continued growth in the rapidly evolving energy storage asset infrastructure market. Please visit www.energyvault.com for more information.
Forward-Looking Statements
This press release includes forward-looking statements that reflect the Company’s current views with respect to, among other things, the Company’s operations and financial performance. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “project,” “forecast,” “estimates,” “targets,” “projections,” “should,” “could,” “would,” “may,” “might,” “will” and other similar expressions. We base these forward-looking statements or projections on our current expectations, plans, and assumptions, which we have made in light of our experience in our industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at the time. These forward-looking statements are based on our beliefs, assumptions, and expectations of future performance, taking into account the information currently available to us. These forward-looking statements are only predictions based upon our current expectations and projections about future events. These forward-looking statements involve significant risks and uncertainties that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the failure to execute definitive agreements or close previously contracted tax credit transfers, changes in our strategy, expansion plans, customer opportunities, future operations, future financial position, estimated revenues and losses, projected costs, prospects and plans; the quickly changing international tariffs applicable to our imports and exports; the uncertainly of our awards, bookings and backlogs and developed pipeline equating to future revenue; the lack of assurance that non-binding letters of intent and other indication of interest can result in binding orders or sales; the timing of permits; the possibility of our products to be or alleged to be defective or experience other failures; the implementation, market acceptance and success of our business model and growth strategy; our ability to develop and maintain our brand and reputation; developments and projections relating to our business, our competitors, and industry; the ability of our suppliers to deliver necessary components or raw materials for construction of our energy storage systems in a timely manner; the impact of health epidemics, on our business and the actions we may take in response thereto; our expectations regarding our ability to obtain and maintain intellectual property protection and not infringe on the rights of others; expectations regarding the time during which we will be an emerging growth company under the JOBS Act; our future capital requirements and sources and uses of cash; the international nature of our operations and the impact of war or other hostilities on our business and global markets; our ability to obtain funding for our operations and future growth; our business, expansion plans and opportunities and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 31 2025, as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov. New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Any forward-looking statement made by us in this press release speaks only as of the date of this press release and is expressly qualified in its entirety by the cautionary statements included in this press release. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable laws. You should not place undue reliance on our forward-looking statements.
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